UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 2003


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-19480               58-1651222
(State or other jurisdiction       (Commission File No.)      (IRS Employer
      of incorporation)                                      of incorporation)



         2840 Mt. Wilkinson Parkway, Atlanta, Georgia            30339
           (Address of principal executive offices)            (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On October 28, 2003, Per-Se Technologies, Inc. issued a press release announcing its results of operations for the quarterly period ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 28, 2003


                                                PER-SE TECHNOLOGIES, INC.



                                                By: /s/ CHRIS E. PERKINS
                                                   -----------------------------
                                                     Chris E. Perkins
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                 EXHIBIT INDEX


 Exhibit
   No.          Description
 -------        -----------
  99.1          Press Release dated October 28, 2003, announcing results of operations for the quarterly period ended September 30, 2003.